UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2005

Mirant Corporation

(Exact name of registrant as specified in charter)

Delaware	001-16107	58-2056305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1155 Perimeter Center West, Suite 100, Atlanta, Georgia		30338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (678) 579-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 3, 2005, Mirant Corporation (“Mirant”), Mirant Services, LLC and James V. Iaco (“Iaco”) entered into an employment agreement (the “Iaco Agreement”) related to Mr. Iaco’s employment as Executive Vice President and Chief Financial Officer of Mirant.  The Iaco Agreement contains the following material terms:

•                  The term of the Iaco Agreement is from November 7, 2005 through November 7, 2008 (the “Employment Period”), with automatic successive one-year renewals on the same terms and conditions unless either party provides the other party with 90 days prior notice of its election not to renew.

•                  During the Employment Period, Iaco shall serve as (i) Executive Vice President and (ii) effective upon the appointment by Mirant’s Chief Executive Officer (which is expected to occur on November 10, 2005 but shall occur in no event later than November 15, 2005), Chief Financial Officer.

•                  Iaco’s annual base salary (“Base Salary”) is $450,000.

•                  Iaco will be eligible to earn an annual bonus under Mirant’s short term incentive program (“Annual Bonus”) as described in a Form 8-K filed by Mirant on February 24, 2005.  Iaco’s target bonus percentage is 65% of his Base Salary (at the annual rate in effect at the start of the fiscal year) (“Target Bonus”), with a maximum Annual Bonus in an amount equal to 130% of his Base Salary (at the annual rate in effect at the start of the fiscal year).

•                  Iaco shall receive a combination of restricted stock units that are to be settled in common stock of Mirant (“Common Stock”) and options to purchase Common Stock with an aggregate economic value of $3.6 million, $1.8 million of such grant to be made ten days following Mirant’s emergence from bankruptcy protection and the remaining $1.8 million to be made 45 days following Mirant’s emergence from bankruptcy protection.

•                  Beginning with fiscal year 2007 and for each fiscal year thereafter, Iaco shall be eligible to receive additional equity-based compensation under Mirant’s long-term incentive plan in effect at the time of such award.

•                  In the event of Iaco’s termination of employment by Mirant without cause (as defined in the Iaco Agreement), by reason of the failure of Mirant to offer to renew the Iaco Agreement on terms that are based on competitive practices for companies of comparable size and standing in the same industry or by Iaco for good reason (as defined in the Iaco Agreement), Iaco shall receive an amount equal to 1.5 times Base Salary plus 1.5 times Target Bonus; provided that if such termination of employment occurs during the period beginning six months before and ending two years following a change of control (as defined in the Iaco Agreement), the applicable multiplier shall be three and Iaco’s actual Annual Bonus for the year preceding the change of control shall be used if higher than his Target Bonus.

A copy of the Iaco Agreement is attached as Exhibit 10.1.

On November 3, 2005, Mirant, Mirant Services, LLC and S. Linn Williams (“Williams”) entered into an employment agreement (the “Williams Agreement”) related to Mr. Williams’s employment as Executive Vice President and General Counsel of Mirant.  The Williams Agreement contains the following material terms:

•                  The term of the Williams Agreement is from November 7, 2005 through November 7, 2008, with automatic successive one-year renewals on the same terms and conditions unless either party provides the other party with 90 days prior notice of its election not to renew.

•                  Williams’s annual base salary (“Base Salary”) is $450,000.

•                  Williams will be eligible to earn an annual bonus under Mirant’s short term incentive program (“Annual Bonus”) as described in a Form 8-K filed by Mirant on February 24, 2005.  Williams’s target bonus percentage is 65% of his Base Salary (at the annual rate in effect at the start of the fiscal year) (“Target Bonus”), with a maximum Annual Bonus in an amount equal to 130% of his Base Salary (at the annual rate in effect at the start of the fiscal year).

•                  Williams shall receive a combination of restricted stock units that are to be settled in Common Stock and options to purchase Common Stock with an aggregate economic value of $3.2 million, $1.6 million of such grant to be made ten days following Mirant’s emergence from bankruptcy protection and the remaining $1.6 million to be made 45 days following Mirant’s emergence from bankruptcy protection.

•                  Beginning with fiscal year 2007 and for each fiscal year thereafter, Williams shall be eligible to receive additional equity-based compensation under Mirant’s long-term incentive plan in effect at the time of such award.

•                  In the event of Williams’s termination of employment by Mirant without cause (as defined in the Williams Agreement), by reason of the failure of Mirant to offer to renew the Williams Agreement on terms that are based on competitive practices for companies of comparable size and standing in the same industry or by Williams for good reason (as defined in the Williams Agreement), Williams shall receive an amount equal to 1.5 times Base Salary plus 1.5 times Target Bonus; provided that if such termination of employment occurs during the period beginning six months before and ending two years following a change of control (as defined in the Williams Agreement), the applicable multiplier shall be three and Williams’s actual Annual Bonus for the year preceding the change of control shall be used if higher than his Target Bonus.

A copy of the Williams Agreement is attached as Exhibit 10.2.

On November 2, 2005, M. Michele Burns entered into a memorandum of understanding with the Company, clarifying the interpretation of certain provisions of her existing employment agreement, dated April 14, 2004, in connection with her resignation as Chief Financial Officer of the Company, which will occur not later than November 15, 2005.

A copy of Burns’s memorandum of understanding is attached as Exhibit 10.3.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by the Company on November 3, 2005 relating to the matters described in this Form 8-K is furnished as Exhibit 99.1.

The information in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1.  Employment Agreement, dated November 3, 2005, among Mirant Corporation, Mirant Services, LLC and James V. Iaco.

Exhibit 10.2  Employment Agreement, dated November 3, 2005, among Mirant Corporation, Mirant Services LLC and S. Linn Williams.

Exhibit 10.3  Memorandum of Understanding, dated November 2, 2005, between Mirant Corporation and M. Michele Burns.

Exhibit 99.1 Press Release, dated November 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 4, 2005

Mirant Corporation

/s/ Dan Streek
Dan Streek
Vice President and Controller
(Principal Accounting Officer)